SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 19, 2003

Date of Report (Date of earliest event reported)

HISPANIC BROADCASTING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24516	99-0113417
(State or other jurisdiction	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3102 Oak Lawn Avenue, Suite 215
Dallas, Texas		75219
(Address of principal		(Zip Code)
executive offices)

Registrant’s telephone number, including area code:  (214) 525-7700

(Former name or former address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits.

(c)           Exhibits.

99.1	News Release Hispanic Broadcasting Announces First Quarter Operating Results dated May 15, 2003.

ITEM 9.  Regulation FD Disclosure.

The information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.  A copy of the News Release Hispanic Broadcasting Announces First Quarter Operating Results is attached as Exhibit 99.1.

Signature

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hispanic Broadcasting Corporation
(Registrant)

/s/ Jeffrey T. Hinson
Jeffrey T. Hinson
Senior Vice President/
Chief Financial Officer
Principal Financial Officer

Dated:  May 19, 2003